UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 25, 2021, Geospace Technologies Corporation (the “Company”) entered into an Eighth Amendment (the “Amendment”) amending its existing Loan Agreement dated September 27, 2013, among the Company, certain domestic subsidiaries of the Company, as guarantors, and Frost Bank, as amended by that certain First Amendment to Loan Agreement dated December 16, 2013, to be effective as of September 27, 2013, that Second Amendment to Loan Agreement dated May 4, 2015, that Third Amendment to Loan Agreement dated May 9, 2017, that Fourth Amendment to Loan Agreement dated October 25, 2017, that Fifth Amendment to Loan Agreement dated November 8, 2018, that Sixth Amendment dated March 29, 2019 and that Seventh Amendment dated November 15, 2019 (as amended, the “Loan Agreement”). The Amendment reduced the maximum amount the Company may borrow from $30 million to $20 million, subject to a borrowing base. The Amendment also amended the definition of “Eligible Accounts” to include certain unbilled receivables, and amended Section 2.08 to reduce the limit on the amount of “Eligible Inventory” that may be included in the borrowing base from $20 million to $15 million. The Amendment also altered the tangible net worth financial covenant to decrease the minimum threshold from $145 million to $132 million commencing with the fiscal quarter ending March 31, 2021 and for each fiscal quarter thereafter, calculated in the manner referred to in the Amendment. Additionally, the Amendment added a funded debt to EBITDA ratio financial covenant which requires the Company to maintain, for a twelve-month period ending on the last day of each fiscal quarter commencing with the fiscal quarter ended March 31, 2021, and for each fiscal quarter thereafter, a ratio of funded debt to EBITDA not exceeding 1.50 to 1.00.

The above description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 hereto, which is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	Eighth Amendment to Loan Agreement dated March 25, 2021 among Geospace Technologies Corporation, as borrower, certain subsidiaries of Geospace Technologies Corporation, as guarantors, and Frost Bank, as lender.

Exhibit 104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: March 29, 2021

By: /s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary